UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of
                    Report (Date of earliest event reported):
                                 March 20, 2008


                                  ULTICOM, INC.

             (Exact name of registrant as specified in its charter)

          NEW JERSEY                   0-30121                    22-2050748
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

                                1020 Briggs Road,
                            Mount Laurel, New Jersey
                                      08054

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (856) 787-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS.

      On March 20, 2008, Ulticom, Inc. (the "Company") received a "Wells Notice" from the Securities and Exchange Commission (the "SEC") in connection with the previously disclosed, still-ongoing investigation by the SEC's Division of Enforcement (the "Staff" or the "Division"). The Staff's Wells Notice provides the Company with notification that the Division has made a preliminary determination to recommend to the SEC that the agency bring a civil action against the Company for possible violations of the federal securities laws arising from certain historical stock option grant practices and certain historical accounting practices not related to stock options. These matters were the subject of a previously disclosed investigation by the Audit Committee of the Company's Board of Directors. The Audit Committee will consider this information as it continues to work on finalizing its report and recommendations to the Company's Board of Directors.

      Under a process established by the SEC, the Company now has the opportunity to respond to the Staff's Wells Notice in writing (this response is termed a "Wells Submission") before the Staff makes any formal recommendation to the SEC regarding what action, if any, should be brought against the Company. The Company intends to make a Wells Submission, as well as continue to cooperate with the SEC Staff's investigation. There can be no assurance, however, that the SEC ultimately will not bring a civil enforcement action against the Company.

                                 * * *


This Current Report on Form 8-K contains "forward-looking statements" for purposes of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These forward looking statements include those related to the effects of the delisting of the Company's securities from The NASDAQ Stock Market, the completion of the restatement of the Company's financial statements, and the filing of delinquent reports on Form 10-K and Form 10-Q. There can be no assurances that the results predicted in any such forward-looking statements will be achieved, and actual events or results could differ materially from the results predicted or from any other forward-looking statements made by, or on behalf of, the Company, and should not be considered as an indication of future events or results. Important factors that could cause actual results to differ materially include: the results of the Audit Committee's review of matters relating to the Company's stock option practices and certain other unrelated accounting practices; the results of Comverse's review of its stock option awards as applicable to employees of the Company; the impact of any restatement of the financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file required reports with the Securities and Exchange Commission; the risks of dealing with potential claims and proceedings that may be commenced concerning such matters; risks associated with the delisting of the Company's shares from The NASDAQ Stock Market and the quotation of the Company's common stock in the "Pink Sheets," including any adverse effects related to the trading of the stock due to, among other things, the absence of market makers; risks of litigation and of governmental investigations or proceedings arising out of or related to the Company's stock option grants or other unrelated accounting practices, as well as any restatement of the financial statements of the Company; risks associated with the development and acceptance of new products and product features; risks


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associated with the Company's dependence on a limited number of customers for a significant percentage of the Company's revenues; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; aggressive competition that may force the Company to reduce prices; risks associated with rapid technological changes in the telecommunications industry; risks associated with making significant investments in the expansion of the business and with increased expenditures; risks associated with holding a large proportion of the Company's assets in cash equivalents and short-term investments; risks associated with the Company's products being dependent upon their ability to operate on new hardware and operating systems of other companies; risks associated with dependence on sales of the Company's Signalware products; risks associated with future networks not utilizing signaling systems and protocols that the Company's products are designed to support; risks associated with the products having long sales cycles and the limited ability to forecast the timing and amount of product sales; risks associated with the integration of the Company's products with those of equipment manufacturers and application developers and the Company's ability to establish and maintain channel and marketing relationships with leading equipment manufacturers and application developers; risks associated with the Company's reliance on a limited number of independent manufacturers to manufacture boards for the Company's products and on a limited number of suppliers for board components; risks associated with becoming subjected to, defending and resolving allegations or claims of infringement of intellectual property rights; risks associated with others infringing on the Company's intellectual property rights and the inappropriate use by others of the Company's proprietary technology; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; risks associated with the increased difficulty in relying on equity incentive programs to attract and retain talented employees and with any associated increased employment costs; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; risks associated with changes in the competitive or regulatory environment in which the Company operates; and other risks described in filings with the Securities and Exchange Commission. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required by the federal securities laws.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ULTICOM, INC.



Date:  March 25, 2008                    By:     /s/  Shawn Osborne
                                             -----------------------------------
                                             Name:   Shawn Osborne
                                             Title:  Chief Executive Officer





























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